CONFIDENTIAL TREATMENT
                                             ----------------------
                              (*)Confidential Material Redacted and
                              Filed Separately with the Commission






                 CONFIDENTIAL TREATMENT REQUESTED.
                 ---------------------------------

                   CONFIDENTIAL PORTIONS OF THIS
                   -----------------------------

                    DOCUMENT HAVE BEEN REDACTED
                    ---------------------------

                     AND HAVE BEEN SEPARATELY
                     ------------------------

                    FILED WITH THE COMMISSION.
                    --------------------------

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                      Sears, Roebuck and Co.
                       Sears Wishbook, Inc.
                    3333 Beverly Road, A4-311B
                    Hoffman Estates, IL  60179

                        September 15, 2000





Mr. David E. Bowe
President and CEO
Ascendant Solutions
3737 Grader Street, Suite 110
Garland, TX  75041

Dear David:

     We would like to return to your letter to me dated September 5, 2000, as a basis for Sears, Roebuck and Co. ("Sears Roebuck") and Sears Wishbook, Inc. ("SWB") (collectively, "Sears") continuing their relationship with Ascendant Solutions. You inquire in your September 5 letter as to how the (*)[XXXXXXXXX] per month price increase should be allocated. We accept an allocation of (*)[XXXXXXXXX] per month allocated to the call center portion, (*)[XXXXXXXXX] per month allocated to the fulfillment portion, and the balance of (*)[XXXXXXXXX] allocated to systems services. If the call center portion is assigned by Ascendant Solutions to a third party (with Sears' consent), the monthly price increase due Ascendant Solutions will be reduced by (*)[XXXXXXXXX] per month and paid to that third party; if the fulfillment portion is assigned to a third party (with Sears' consent), the monthly price increase due Ascendant Solutions will be reduced by (*)[XXXXXXXXX] per month and paid to that third party, both reductions commencing on the month following any such assignment.

     If Sears removes call center duties and/or fulfillment duties from Ascendant Solutions or its assignee, the applicable monthly price increase for that call center or fulfillment function will no longer be paid.

     The Agreements (as defined in Attachment B hereto) are herewith deemed to be in full force and effect until July 1, 2001, provided, however, that such Agreements are amended as set out in this letter and Attachment A hereto. In the event of a conflict between this letter or Attachment A and the Agreements, this letter or Attachment A, as applicable, will control.

     As you will note, we have made some changes and additions to the Attachment A annexed to your September 5 letter.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


     By my signature below Sears, Roebuck and SWB agree to the terms and conditions of this letter agreement and the Attachments hereto. Please evidence Ascendant Solutions' agreement to this letter agreement and the Attachments hereto by executing this letter in the space provided below and returning a fully executed original to me.

                              Very truly yours,


                              /s/ Kristine K. Crow
                              Kristine K. Crow
                              Authorized Representative for
                              Sears, Roebuck and Co.


Agreed To and Accepted By:

ASD Systems, Inc.
d/b/a ASCENDANT SOLUTIONS



/s/ David E. Bowe
------------------------------
David E. Bowe
President & CEO


Agreed To and Accepted By:

Sears Wishbook, Inc.


/s/ David H. Shepherd
-------------------------------
David H. Shepherd
President & CEO

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission

                           ATTACHMENT A

                        Ascendant Solutions

     Modification of Sears Wishbook & Craftsman Tool Contracts

                   Modified Terms and Conditions
                    Effective September 1, 2000
                    ---------------------------


The Ascendant Solutions and Sears Wishbook & Craftsman Tool
Agreements ("Agreements") are hereby modified as follows:

[] The Wishbook contract is now co-terminus with Craftsman Tools contract, with both contracts expiring on July 1, 2001.

[] An incremental service fee price increase of (*)[XXXXXXX] per month over the existing charges will be effective September 1, 2000. The incremental service fee will be paid monthly, in advance upon invoice (with dollar-for-dollar offset provided in connection with any payment made in good faith prior to the execution hereof). The balance of the incremental service fee for September 2000 shall be paid within three (3) business days of the execution hereof and receipt of an invoice from Ascendant Solutions. The incremental service fee shall be reduced by (*)[XXXXXXX] per month when Fulfillment Services (as defined in the work orders) are no longer provided by Ascendant Solutions or its assignee to Sears and shall also be further reduced by (*)[XXXXXXX] per month when Call Center Services (as defined in the work orders) are no longer provided by Ascendant Solutions or its assignee to Sears.

[] The existing transaction based pricing between the parties (as contained in the Agreements) (the "Service Fee") shall survive this amendment.

[] The parties agree that they will complete the following activities no later than the corresponding dates:

   Date          Activity
   ----          --------

   12/31/00 Sears, Roebuck to have completed transition of its Fulfillment Services needs to a third-party provider. Ascendant Solutions or its assignee shall no longer have any obligation to provide Fulfillment Services to Sears, Roebuck after December 31, 2000.

   02/28/01 Sears, Roebuck to have completed transition of its Call Center Services needs to a third-party provider. Ascendant Solutions or its assignee shall no longer have any obligation to provide Call Center Services to Sears, Roebuck after February 28, 2001.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



[]   Sears may terminate the Agreements for cause if:

  (i) Ascendant Solutions fails to satisfy any one or more of the service levels for any four (4) consecutive measurement periods and Ascendant Solutions has not provided Sears a reasonable plan to correct same (except, however, the period to cure is reduced to two (2) consecutive measurement periods in November, December, and January);

  (ii) any insolvency, receivership, assignment for benefit of creditors, trusteeship or bankruptcy proceedings are commenced by or against Ascendant Solutions and such proceedings remain undischarged for sixty (60) days;

  (iii) Ascendant Solutions admits, in writing, its inability to pay its debts as they become due; or

  (iv) Ascendant Solutions completely abandons provision of the Services.

[]   Ascendant Solutions may terminate the Agreements for cause if:

  (i)    Sears shall fail to pay any amount due to Ascendant
         Solutions after five (5) days written notice of default and opportunity to cure has been provided to Sears via fax to Kris Crow, Dave Shephard, Lincoln Rodman or their successors; provided, however, an amount shall not be due if it has been properly offset; or

  (ii) Sears ceases to perform one of its other obligations under the Agreements after thirty (30) days written notice of default and opportunity to cure has been provided to Sears via fax to Kris Crow, Dave Shephard, Lincoln Rodman or their successors.

[] Ascendant Solutions' maximum aggregate liability (and any liability of third-party suppliers) to Sears, or any party claiming through Sears, related to, arising out of or otherwise involving the Agreements or the business relationship evidenced thereby (a "Disputed Matter"), whether in tort, contract or any other theory of liability, shall be limited to the average monthly amount actually paid by Sears to Ascendant Solutions for the last 12-calendar month period immediately preceding the first event giving rise to the liability, multiplied by two (2) (the "Liability Cap"). In no event will Ascendant Solutions be liable for any indirect, punitive, special, incidental, exemplary or consequential damages. The parties acknowledge that the Liability Cap and elimination of consequential and similar damages have been negotiated between the parties, and that Ascendant Solutions would not have entered into this amendment but for the inclusion of this protection.

All charge back and offset provisions under the terms of the Sears Wishbook and Craftsman Tools Agreements are replaced with the following:

[] Ascendant Solutions shall provide Sears with weekly invoices for Service Fees due for the Services rendered by Ascendant
     Solutions. Invoices are due and payable, within five (5) calendar

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     days of receipt by Sears, by ACH in the case of Craftsman Tool Catalog and thirty (30) calendar days by check in the case of SWB, except to the extent a bona fide dispute exists between the parties with respect thereto and such dispute has been formally submitted under the dispute resolution provisions herein. Any amount due either party but not received within thirty (30) days of the date it is deemed due, shall be subject to an interest charge at the rate of 1.5% per month, or the maximum rate allowable by law (to the extent lower).

[] Sears will notify Ascendant Solutions in writing of any item and amount disputed within fifteen (15) days of Sears' receipt of the invoice bearing the discrepancy, whereupon such discrepancy shall become a Disputed Matter hereunder. Ascendant Solutions and Sears will work in good faith to resolve the dispute as quickly as is commercially reasonable, but in no event shall the resolution period last more than fifteen (15) days. If the parties cannot mutually resolve the Disputed Matter within said fifteen (15) days then, unless agreed to the contrary in writing by Ascendant Solutions and Sears, the matter will be resolved in accordance with the dispute resolution provisions hereof. Any amount in dispute ultimately found to be owed by one party to the other will be paid by the owing party along with interest calculated according to the interest rate above from the date the amount originally came due prior to the dispute.

[] All Disputed Matters still remaining unsettled at that point shall be submitted to the following dispute resolution process:

     A. The Disputed Matter shall be referred jointly to senior executives (which shall be deemed to include Kristine Crow and David Bowe and their successors) of each of the parties. If such executives do not agree upon a resolution within ten (10) business days after referral of the matter to them, the complaining party shall proceed to the next stage of this dispute resolution procedure.

     B. The complaining party shall, upon written notice and within ten (10) business days after the conclusion of the internal escalation procedure, elect to have the Disputed Matter referred to non-binding mediation before a single impartial mediator to be jointly agreed upon by the parties. The mediation hearing shall be attended by executives of both Parties possessing authority to resolve the Dispute Matter, and shall be conducted no more than twenty (20) business days after a party serves a written notice of its intent to mediate. The costs of such mediation shall be shared equally by the parties. If the Disputed Matter cannot be resolved at mediation, the complaining party shall proceed to the next stage of this dispute resolution procedure.

     C. In the event a Disputed Matter has not been resolved through mediation, the complaining party shall submit the Disputed Matter to binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration panel shall have the authority to render only those awards or remedies allowed by this Amendment. The arbitration panel shall consist of three neutral arbitrators selected from the AAA's Panel of Arbitrators, and the arbitration hearing shall be conducted in Dallas County, Texas. The parties shall diligently attempt to schedule the arbitration hearing for a time within one hundred and twenty (120) days after the demand for arbitration

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



       hereunder has been issued. Following the hearing, the arbitrators shall issue a written decision specifying the basis of their decision, and the award made, if any. The cost of the arbitration proceeding shall be shared equally by the parties, but the prevailing party in any arbitration proceeding shall be entitled to recover its reasonable and necessary attorneys' fees, expert witness fees, expenses and costs of arbitration incurred in connection with the arbitration. Provided that Sears continues to timely pay Ascendant Solutions for services rendered under the Agreements (including as modified by this amendment), Ascendant Solutions shall continue to provide such services during the pendency of any Disputed Matter before arbitration.

[] Pursuant to a commercially reasonable License and Escrow Agreement to be executed by the parties hereto, Ascendant Solutions shall deposit with a third-party Escrow Agent weekly downloads to a Sears designated hard drive, all software systems and data files for both Tools and Wishbook. To the extent the license becomes operable under the escrow, Sears shall have license rights to use the Lynx software until July 1, 2001 or 180 days, whichever is shorter. The license shall be come operable upon the occurrence of any of the following events (except where the Agreements have terminated by Ascendant Solutions for cause):

  1. Ascendant Solutions shall be dissolved or liquidated or shall otherwise completely cease to provide the Services pursuant to the Work Orders attached hereto or subsequently entered into by the parties;

  2. Ascendant Solutions shall become insolvent or shall be unable to pay its debts when and as such debts are due;

  3. Ascendant Solutions shall cease to provide maintenance and/or support for all or any portion of the software systems and/or data files for both Tools and Wishbook;

  4. Ascendant Solutions shall be in material breach of its covenants, warranties and duties under the Agreements such that Sears declares the Agreements, or any one of them, as terminated for cause.

[] Texas Law will govern both the Sears Wishbook and Craftsman Tools contracts with the following addition: Waiver of Consumer Rights. The Parties agree that the provisions of the Deceptive Trade Practice-Consumer Protection Act ("DTPA")
     Section 17.41 et seq., Business & Commerce Code shall not apply to this transaction. Without limiting the foregoing, in the event that for any reason it is determined that the DTPA does apply to this transaction, Ascendant Solutions waives its rights under the DTPA, a law that gives consumers special rights and protections. After consultation with its attorneys, Ascendant Solutions voluntarily consents to this waiver. Exclusive venue for all Disputed Matters shall only be in Dallas County, Texas.

[] The existing service levels under the Sears Wishbook and Craftsman Tools contracts are hereby replaced with the Service Level Agreements attached to this document as Work Orders for the Call Center functions, Fulfillment Center functions, and the operating system functions for

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     Craftsman Tools system, the Wishbook, and Wishbook.com systems. Ascendant Solutions warrants performance of the Work Orders attached hereto and any subsequently executed by the parties pursuant to the service level agreements attached hereto.

[] Ascendant Solutions shall be excused from performance, and shall have no liability, for any period and to the extent that Ascendant Solutions is prevented, hindered or delayed from performing the service levels as a result of acts, omissions or events beyond the reasonable control of Ascendant Solutions (including, without limitation, acts or omissions of Sears, changes to the services required by Sears that make performance impossible, third-party nonperformance, failure or malfunction of computer or telecommunications hardware, equipment or software that is outside the responsibility of Ascendant Solutions, strikes or labor disputes, riots, war, fire, acts of God or government regulations). Further, Sears assumes all risks associated with material departures from its internal forecasts to the extent such forecasts are not accurate or timely. If Sears' internal forecasts are not timely or ultimately prove to be materially inaccurate for any given measurement period, then Ascendant Solutions shall be relieved of compliance with the service levels for such measurement period.

[] Any services other than those enumerated in the Work Orders attached to this document to be performed by Ascendant Solutions will be considered "Special Services". Sears agrees to pay Ascendant Solutions its then-current time and materials rate for Special Services. The time and materials rate applicable to Special Services as of the Effective Date have been attached as Schedule 1 hereto and shall be effective for the term of this Agreement. No Services or Special Services shall be performed unless a Work Order is signed by both parties and includes a written estimate of the cost of such services detailing the requirements and the measurement standards.

[] Any transition, migration, conversion or related services provided by Ascendant Solutions to Sears Wishbook or Craftsman Tools will be provided on a time and material basis, at Ascendant Solutions' standard rates.

[] Ascendant Solutions may assign the Call Center Services or Fulfillment Center Services to be performed (or sell its Call Center and/or Fulfillment Center) to a third-party Call Center provider and/or third-party Fulfillment Center provider with the prior written consent of Sears which shall not be unreasonably withheld so long as the third-party Call Center or Fulfillment Center provider performs the Call Center and/or Fulfillment Center Services at the current location, with the current (to the extent commercially reasonable) key employees (including but not limited to team leaders), and using the current systems to process the call orders and fulfillment services.


[]CONFIDENTIALITY OF BUSINESS

  A. "Confidential Business Information" means any information, whether disclosed in oral, written, visual, electronic or other form, which either party discloses or observes in connection with Ascendant Solutions' performance of the Services. Confidential Business Information includes, but is not limited to, Work Product; either party's business plans, strategies, forecasts and analyses; either party's

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




       financial information; either party's employee and vendor information; either party's software (including all documentation and code); hardware and system designs, architectures and protocols; either party's product and service specifications; SWB purchasing, logistics, sales, marketing and other business processes.

  B. Sears and Ascendant Solutions shall use Confidential Business Information only as necessary to perform the Services and their other obligations under the Agreements. Sears and Ascendant Solutions shall restrict disclosure of Confidential Business Information to their personnel who have a need to know such information to perform the Services. Ascendant Solutions shall require its authorized agents and subcontractors who are assigned to a project to execute a document stating agreement to the terms of this section. Each party is liable for any unauthorized disclosure or use of Confidential Business Information by any of its respective personnel. Within ten (10) days after receiving Sears' written request, Ascendant Solutions shall destroy in such a manner that it cannot be retrieved or return (as instructed by Sears) any materials containing Confidential Business Information. Ascendant Solutions shall certify to Sears that it has satisfied its obligations under this section.

  C. The obligations under this section do not apply to any Confidential Business Information that either Sears or
       Ascendant Solutions can demonstrate:

       * is or becomes publicly available without breach of this Agreement by each party respectively;

       * is independently developed by the disclosing party without use of any Confidential Business Information; or

       * is received by either party from a third party that does not have an obligation of confidentiality to the non-disclosing party.

  D. Either party may disclose Confidential Business Information to the extent that, in the reasonable opinion of its legal counsel, it is legally required to be disclosed. The disclosing party shall notify the other party within a reasonable time prior to disclosure and allow the non-disclosing party a reasonable opportunity to seek appropriate protective measures.


[]CONFIDENTIALITY OF PERSONAL INFORMATION

  A. Ascendant Solutions agrees that all information about Sears' individual customers provided by Sears or its customers to Ascendant Solutions, including but not limited to names, addresses, telephone numbers, account numbers, customer lists, and demographic, financial and transaction information ("Confidential Personal Information"), shall be deemed confidential.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



  B. Ascendant Solutions shall use Confidential Personal Information only as necessary to perform the Services and its other obligations under the Agreements. Ascendant Solutions shall not duplicate or incorporate the Confidential Personal Information into its own records or databases, except as necessary to provide Services. Ascendant Solutions shall restrict disclosure of Confidential Personal Information to its personnel who have a need to know such information to perform the Services. Ascendant Solutions shall require its authorized agents and subcontractors who are assigned to a project to execute a document stating they will abide by this section. Ascendant Solutions is liable for any unauthorized disclosure or use of Confidential Personal Information by any of its personnel.

  C. Ascendant Solutions shall not disclose the Confidential Personal Information to any third party, including an affiliate of Ascendant Solutions or a permitted subcontractor, without prior written consent of Sears and the written agreement of such third party to be bound by the terms of this section. Unless otherwise prohibited by law, Ascendant Solutions shall (i) immediately notify Sears of any legal process served on Ascendant Solutions for the purpose of obtaining Confidential Personal Information and
      (ii) permit Sears adequate time to exercise its legal options to prohibit or limit such disclosure.

  D. Ascendant Solutions shall establish and maintain written policies and procedures designed to ensure the confidentiality of the Confidential Personal Information.
      Copies of such policies and procedures shall be provided to Sears upon our written request.

  E. Within ten (10) days following termination of this Agreement or ten (10) days following the completion of a project for which the Confidential Personal Information has been provided, whichever first occurs, Ascendant Solutions shall, at Sears' discretion, (i) return the Confidential Personal Information to Sears or (ii) certify in writing to Sears that such Confidential Personal Information has been destroyed in such a manner that it cannot be retrieved.

  F. Ascendant Solutions shall notify Sears promptly upon the discovery of the loss, unauthorized disclosure or unauthorized use of the Confidential Personal Information and shall indemnify Sears and hold Sears harmless for such loss, unauthorized disclosure or unauthorized use, including attorneys' fees.

  G.  Ascendant Solutions shall permit Sears to audit Ascendant
      Solutions' compliance with the provisions of this section at any time during Ascendant Solutions' regular business hours.

  H. A material breach of this section shall be grounds for immediate termination of this Agreement.

  I. In addition to any other rights Sears may have under this Agreement or in law, since unauthorized use or disclosure of the Confidential Personal Information may result in immediate and irreparable injury to Sears for which monetary damages may not be adequate, in the event Ascendant Solutions or any officer, director, employee, agent or

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     subcontractor of Ascendant Solutions uses or discloses, or in Sears' sole opinion, any such party is likely to use or disclose the Confidential Personal Information in breach of Ascendant Solutions' obligations under this Agreement, Sears shall be entitled to equitable relief, including temporary and permanent injunctive relief and specific performance. Sears shall also be entitled to the recovery of any pecuniary gain realized by Ascendant Solutions from the unauthorized use or disclosure of the Confidential Personal Information.

  J. The provisions of this section shall survive the termination of this Agreement.


[]CUSTOMER LISTS

  A. Sears' customer information shall be deemed Confidential
     Information within the meaning of this Agreement; and Ascendant Solutions:

       (i) shall not make any list, compilation, or other memorialization of any customer information, except as is necessary to perform the Services;

       (ii) shall not reproduce, release or in any way make available or furnish, either directly or indirectly, to any person, firm, corporation, association or organization, at any time, any of the customer information, except as required to fulfill its obligations under the Agreements;

       (iii) shall use the customer information only in the manner expressly permitted in this Agreement;

       (iv) shall at all times maintain the customer information physically and electronically separate and distinct from any lists or information unrelated to the Agreements;

       (v) shall not conduct any operations which will or could cause any part or all of the customer information to be incorporated into Ascendant Solutions' house files;

       (vi) upon demand by Sears and/or termination of the Agreements for any reason, shall immediately deliver to Sears all copies, in whatever medium or format, of any part or all of the customer information; and

       (vii) Ascendant Solutions further agrees that all papers, tapes, discs and other retention or storage devices bearing customer information shall be and remain the exclusive property of Sears.

[] Sears agrees that until July 1, 2003, it will refrain from knowingly hiring, either as an employee or independent contractor (to be distinguished from the engagement or consulting firm employing same) for any Sears catalog or Internet businesses, any exempt employee or independent contractor of Ascendant Solutions who worked directly on the Lynx platform or the

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     Sears relationship at any time prior to July 1, 2001 to work in any of the businesses related to customer management, customer relationship management and / order fulfillment.

[ ] Sears agrees to deliver to Ascendant Solutions a check, within three (3) days after the execution hereof and receipt of an invoice for that amount from Ascendant Solutions, representing an amount equal to $216,000, which such amount represents expenses of Ascendant Solutions incurred in connection with the development of the Web site.

[ ] Sears understands and agrees that Ascendant Solutions has not made any warranties concerning the Services except to the extent expressly set out in this amendment.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


                            WORK ORDER
                      (Call Center Services)
                                to
                             Amendment
                              to the
                        Services Agreement
================================================================


Description of Project:
----------------------

In connection with the Tool Catalog, Ascendant Solutions shall answer customer inquiries ("Contacts"), provide Services, and customer service. Such activity shall include credit journals/authorizations, processing of credit requests, back-order and card cancellation handling; chargeback handling; resolving complaint notifications, United Parcel Service tracking and tracing, internal Sears customer service assistance, handling of drop ship vendor issues, processing daily reporting, and processing of checks and money orders. Ascendant Solutions will assign Telemarketing Service Representatives ("TSR") to achieve the required service levels for incoming work. TSRs will be responsible for the following Services, without limitation: take catalog orders through the System, answer Customer service questions, and answer questions concerning Sears credit card. All Services will be conducted in accordance with scripts and training materials approved by Sears to Ascendant Solutions. Ascendant Solutions will provide any settlement or fulfillment services for catalog purchases or other purchases. Sears will install, maintain and pay all fees connected with voice and data communication required in the provision of Services.

Call Center Services:
--------------------

Ascendant Solutions shall perform the following Services:

     a. Hire and train personnel and staff call centers as necessary to achieve the Ascendant Solutions Standards;

     b. Maintain all Sears provided computer equipment, computer software (the Licensed Software) and related supplies necessary to
(i) input and process all information relating to Customer Orders and (ii) transfer Customer Order information to Sears designated individuals for fulfillment;

     c. Maintain all telephone systems and related equipment necessary to respond to Customer telephone calls and to service Customers as provided in this Agreement through the use of voice and data lines provided by IBM Global Services, transmit and receive data through the Ascendant Solutions system, or such other supplier or contractor approved by Sears in connection with the performance of Services under this Agreement;

     d. Develop, in conjunction with and with the consent of Sears, all scripts and other creative materials necessary to enable customer service representatives to engage in add-on product selling, substitution suggesting and cross-selling services (the "Telemarketing Functions") during calls from Customers to place Customer Orders;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     e. Receive and respond to all telephone calls from Customers placing Customer Orders, including but not limited to, (i) in-putting all Customer, credit and Customer Order information into the Licensed Software, (ii) review and follow up credit approval and credit authorizations issues, and (iii) perform all telemarketing Functions;

     f.   Perform customer service functions, including
(i) receiving and responding to all Customer telephone calls, mail and electronic inquiries relating to Customer Order status, credits due and other general service issues, (ii) promptly processing all customer service inquiries, and (iii) investigating and resolving chargeback and complaint notifications as required by Sears;

     g. Maintain complete and accurate records of (i) all telephone calls and electronic inquiries received by the call center, regardless of whether such calls are answered or abandoned,
(ii) all Customer Orders received and the status of such Customer Orders, and (iii) all Customer service inquiries received and the status of such inquiries;

     h. Continue to generate standard reports of all telephone calls received by the call center, all Customer Orders received and their status, and all Customer service inquiries received and their status, as currently provided, but in no event on less than a weekly basis, generate contact handling statistics used to measure the Service Goal;

     i. Use Sears owned equipment only to fulfill its obligations under this Agreement and in accordance with the manufacturer's instructions. Arrange for routine maintenance of Sears owned equipment during the term of this Agreement at Sears' expense. Upon termination of this Agreement make equipment available to Sears or its designee in good condition and repair; Sears to pack, insure and ship at their expense;

     j. Order Taking - Includes customer data verifications, i.e., name, address, charge card and media code. The order taking process also includes add-on product selling, suggested substitutions, and cross selling as functions;

     k. Credit Approval and Settlement Processing through authorized credit cards - Sears, Visa, MasterCard, Discover Card, and American Express;

     l. Customer Service Calls - Responding to calls and mail inquires from customers regarding order status, credit due and general service issues, processing all customer service inquiries;

     m. Provide call allocation management to assure achievement of performance standards;

     n. Provide call prompter in call center to include prompts for English;

     o. Perform the following Customer Service and accounting functions:

     -    Credit Journals/Authorization
     -    Processing of Credit Requests
     -    Backorder & Cancel Card Handling
     -    Handling of chargeback and complaint notifications
     -    Handle customer correspondence
     -    UPS tracking and tracing
     -    Internal Service customer service assistant
     -    Drop ship vendor issues

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     -    Processing of checks/money orders
     -    Daily reporting

     p. Call Center Services to include all phone answering, order calls, customer service, telephone expense, and clerical support associated with Call Center operations.

Training:
--------

Ascendant Solutions shall be responsible for all training of Ascendant Solutions associates relating to customer support functions, processes and procedures. Sears will assist Ascendant
Solutions in the development and implementation of training programs as well as, any ongoing training required during the course of the Agreement. An Ascendant Solutions trainer will provide training to Ascendant Solutions associates at any Ascendant Solutions designated operations facility.

Projections:
-----------

Ascendant Solutions will provide and schedule sufficient staff in order to achieve the Performance Standards required based on the Sears provided forecast of estimated number of projected Contacts expected to receive Services.

Incentive Activities:
--------------------

TSR's shall offer make reasonable efforts to telephone Contacts additional merchandise to customers based on the prompts for add-on sales offers if, (1) the item being requested is out of stock and an alternative similar item is available or, (2) the item being requested has accessories or partner items, and (3) weekly specials (which are not prompted by the system). TSR's shall offer these items to customers up to two times during a telephone contact. Ascendant Solutions will be paid an additional fee for add-ons, as agreed between the parties. Add-on sales shall be reported to Sears on a daily, weekly and monthly basis by Ascendant Solutions.

Hours of Operation:
------------------

TSR's will be scheduled to handle Contacts from 24 hours 7 days during the duration.

Reports and Delivery Dates:
--------------------------

Every day that Services are provided, Ascendant Solutions, at no charge to Sears, will continue to provide Sears with standard reports containing the following information:

*    Volume of calls offered
*    Volume of calls handled
*    Call abandonment rate
*    Average call length
*    Average speed of answer for calls
*    Service Levels

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



Status Meetings:
---------------

Ascendant Solutions/Sears status meetings shall be held at least monthly (via telephone conference or in person) to evaluate the effectiveness of the Services, Sears System, and customer satisfaction. Sears shall meet with suppliers to resolve open issues.

Key Personnel:
-------------

Program Management - Ascendant Solutions will continue to provide an associate to serve as program manager with primary responsibility of overseeing and managing Ascendant Solutions performance and required Services.

Third Party Software Requirements:
---------------------------------

The system is subject to software licensed by Ascendant Solutions and the Sears/IBM data line connections and maintenance agreement. Ascendant Solutions shall be directly responsible for notification to Sears or IBM Global Services in the event of connectivity or System malfunctions.

Workstations:
------------

Ascendant Solutions will continue to provide all equipment and tools within the call center necessary to handle Contacts and orders, including but not limited to telephones and workstations.

Communications Facilities:
-------------------------

Ascendant Solutions will facilitate all connectivity requirements
(e.g., T-1 telephone lines) to the Ascendant Solutions-designed site from which Services are provided.

Remote Call Monitoring:
----------------------

Sears may monitor telephone calls between Ascendant Solutions associates and Contacts, from a remote Sears location. Sears agrees that it will comply with all applicable laws and regulations and will perform all requirements in connection with call monitoring.

Location(s) where Services will be provided:
-------------------------------------------

Dallas


                    [Signature page to follow]

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



SEARS                              ASCENDANT SOLUTIONS
-----                              -------------------

Sears, Roebuck and Company         ASD Systems, Inc. d/b/a
                                   Ascendant Solutions



By: /s/ Kristine K. Crow           By:  /s/ David E. Bowe
   -------------------------           ---------------------------
Name:  Kristine K. Crow            Name:     David E. Bowe
     -----------------------            --------------------------
Title: Vice President              Title: Chief Executive Officer
       ---------------------              ------------------------
       Relationship Products
       ---------------------
       and Retail Marketing
       ---------------------

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission

                            WORK ORDER
                      (Fulfillment Services)
                                to
                             Amendment
                              to the
                        Services Agreement
================================================================

Description of Project:

In connection with the Tools Catalog offerings Ascendant Solutions shall respond to and fulfill orders from Ascendant Solutions software system ("System"). Such activity shall include receiving and responding to all product orders, processing and shipping all customer orders, back-order, United Parcel Service tracking and tracing, internal Sears customer service assistance, handling of drop ship vendor issues. Ascendant Solutions will be responsible for the following services: processing catalog orders through the System and shipping all customer orders.

Fulfillment Services:

Ascendant Solutions shall perform the following Services:

     a. Hire and train personnel and staff facilities as necessary to achieve the Performance Standards;

     b. Maintain access to all Ascendant Solutions managed computer equipment, computer software (including the Licenses
Software) and related supplies necessary to (i) input and process all information relating to Customer Orders and the (ii) warehoused products required to fulfill Customer Orders;

     c. Maintain all Ascendant Solutions managed communication systems and related equipment necessary to fulfill orders provided in this Agreement through the use of data lines provided by IBM Global Services, or such other supplier approved by Sears in connection with the performance of Services under this Agreement;

     d. Receive, organize and process all electronic transfers of Customer Orders transmitted from Ascendant Solutions through the Licensed Software;

     e. Ship Product in accordance with the Customer Orders received from Ascendant Solutions through carriers designated by Sears, and obtain and maintain receipts of pickup by such carriers;

     f. If requested by Sears, arrange for the Products to be insured while in the possession of a carrier;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     g. Promptly forward to Sears all necessary shipping documents, including such documents detailing the billing and agreed upon shipping and handling expenses;

     h    Trace any lost or delayed shipments, as requested;

     i. Maintain complete and accurate records of Products received from, or returned by Ascendant Solutions to, Sears' suppliers, shipped to Customers pursuant to Customer Orders, returned to Ascendant Solutions by Customers, and in inventory on a daily basis;

     j. Continue to generate standard reports to Products received, shipped and in inventory, as reasonably requested by Sears, but in no event on less than a weekly basis;

     k. Conduct one physical inventory of Products annually, at a time mutually agreed upon by the Parties (provided that Ascendant
Solutions shall not reasonably disagree with the time chosen by Sears for conduction any such physical inventories);

     l. Transmit via the data lines a report to Sears of such inventory designated by item and stock-keeping unit number, which such inventories shall be taken at Sears' direction in the presence of one or more Sears representatives. In addition, Ascendant solutions shall provide cycle counts in accordance with procedures currently in place;

     m. Provide inventory management services in accordance with the Ascendant Solutions Performance Standards;

     n. Receive at Ascendant Solutions' facilities Products shipped by or on behalf of Sears, or by or on behalf of any suppliers to Sears;

     o.   Provide inventory replenishment services;

     p. Provide, to authorized Sears' representatives, on-line access to Ascendant Solutions' inventory system(s);

     q. Replenishment services include forecasting, order placement, order punch up and systems updates on order status.

     r. Inspect the Products for damage, note any damage on the freight bill, and promptly notify Sears and the pertinent carrier and supplier of any damage to any Product. Sears and the relevant supplier will be responsible for filing notices of claims for any overages/shortages and any transportation claims;

     s. Secure any damaged or excess Product received for disposition in accordance with Sears' instructions;

     t. Provide Sears, on at least a weekly basis, with a report of all damaged or otherwise non-saleable Products in Ascendant Solutions' possession, including a specification of those Products that can and cannot be shipped. Ascendant Solutions will promptly review the report and direct Ascendant Solutions as to disposition of such Products;

     u. Promptly report to Sears receipt of Products and forward to Sears any necessary documentation of such receipt by Ascendant
Solutions; and

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




     v.   Continue to maintain for the entire Term of this Work
Order a warehouse at Ascendant Solutions' facilities to receive, handle, ship, and protect the Products from damage, theft, or loss.

Training:
--------

Ascendant Solutions shall be responsible for all training of Ascendant Solutions associates relating to fulfillment, shipping processes and procedures, and customer support functions as required.

Start Date:
----------

Continuing

Hours of Operation:
------------------

Ascendant Solutions will schedule Staff to Ship orders Monday through Friday unless the Parties mutually agree otherwise in a Change Authorization or new Work Order.

Reports and Delivery Dates:
--------------------------

Every day that Services are provided, Ascendant Solutions, at no charge to Sears, will continue to provide Sears with standard reports containing the following information:

  *    Volume of orders placed
  *    Volume of orders handled
  *    Volume of orders shipped
  *    Service Levels

Risk of Loss:
------------

Ascendant Solutions shall be responsible for the safe handling and safekeeping of Products delivered to Ascendant Solutions. Ascendant Solutions shall reimburse Sears for the acquisition and shipping costs of any lost, stolen, and/or damaged products if the Products are lost, stolen, and/or damaged while in Ascendant Solutions' possession or under Ascendant Solutions' control.

Status Meetings:
---------------

Ascendant Solutions /Sears status meetings shall be held at least monthly (via telephone conference or in person) to evaluate the effectiveness of the Services, the Sears System, and customer satisfaction. Sears shall meet with suppliers to resolve open issues.

Key Personnel:
-------------

Program Management - Ascendant Solutions will designate an associate to serve as program manager with primary responsibility of overseeing and managing Ascendant Solutions performance and required Services.

Third Party Software Requirements:
---------------------------------

The integrated order System is subject to software licenses, the Sears/IBM data line connections and maintenance agreements.
Ascendant Solutions shall be directly responsible for notification to Sears or IBM Global Services in the event of connectivity or system malfunctions of the IBM data line connections.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



Ownership of Property:
---------------------

     a. Ascendant Solutions acknowledges that the Products delivered to Ascendant Solutions, and all documents received and created by Ascendant Solutions while performing Services under this Agreement (including, but not limited to, orders, bills of lading, invoices, correspondence, reports, files, and records), are the property of Sears.

     b. Ascendant Solutions agrees to execute a security agreement, UCC-1 financing statements, and any other documents deemed necessary by Sears to protect Sears ownership of the Products, any proceeds thereof, and any documents evidencing ownership of or any interest in said Products.

     c. Ascendant Solutions shall keep the Products segregated from any other property that may be stored at the same facility, including any property of Ascendant Solutions. Ascendant Solutions shall affix and maintain signs designating the Products as the property of Sears in such a manner so as to be clearly visible to any third parties inspecting Ascendant Solutions' premises.

     d. Ascendant Solutions shall not sell, transfer, or remove any Products from Ascendant Solutions' location(s) except to Customers in the ordinary course of business or upon written instruction from Sears. Ascendant Solutions shall not, voluntarily or involuntarily, pledge, mortgage, lease, assign, convey, or otherwise alienate any interest in any of the Products, or allow any liens to be placed upon any of the Products.

Upon termination of this Agreement, Ascendant Solutions shall return all of the Products to Sears or as Sears directs. If Sears wishes to prepare the Products for shipment and removal from Ascendant Solutions' premises, then Sears shall have the right to peaceably enter Ascendant Solutions' location(s) during normal business hours to prepare and remove the Products.

Ascendant Solutions agrees that all scripts, computer tapes, ideas, and other creative works prepared or performed by Ascendant Solutions for Sears pursuant to this Agreement, and which come within the definition of "Work Made for Hire" in Section 101 of Title 17, U.S. Code, is to be considered a Work Made for Hire. If any such work does not come within the definition of "Work Made for Hire" in Section 101 of Title 17, U.S. Code, Ascendant Solutions agrees to assign in writing to Sears all of Ascendant Solutions' right, title, and interest in and to the copyrights for such work. Ascendant Solutions further agrees to execute any instruments that Sears considers necessary to release, assign, and transfer any copyright, other right, title, or interest Ascendant Solutions may have in any such work to Sears without the payment of further consideration to Ascendant Solutions.

Sears agrees that all computer software used by Ascendant Solutions in connection with this Agreement is and shall remain the confidential property of Ascendant Solutions. Any software developed and paid for by Sears shall be deemed Sears' property and within the scope of the preceding subsection. All data pertaining to the Products and the Services performed hereunder shall be deemed the property of Sears.

Ascendant Solutions acknowledges and agrees that no right, title or interest shall be acquired in the name, service marks, or trademarks of Sears or any of its affiliates, and that upon termination of this Agreement, all use of the same by Ascendant
Solutions shall cease, except as may be otherwise expressly authorized in writing by Sears.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



Workstations:
------------

Ascendant Solutions will continue to provide all equipment and tools necessary to handle orders.

Communications Facilities:
-------------------------

Ascendant Solutions will facilitate all connectivity requirements
(e.g., Data lines) to the Ascendant Solutions -designated sites from which Services are provided.

Location(s) where Services will be provided:
-------------------------------------------

Dallas, Texas.


                     [Signature Page Follows]

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



SEARS                              ASCENDANT SOLUTIONS
-----                              -------------------
Sears, Roebuck and Company         ASD Systems, Inc. d/b/a
                                   Ascendant Solutions



By:  /s/ Kristine K. Crow      By:  /s/ David E. Bowe
     ----------------------        ----------------------------
Name:  Kristine K. Crow        Name:     David E. Bowe
     ----------------------         ---------------------------
Title: Vice President          Title:    Chief Executive Officer
      ---------------------          --------------------------
      Relationship Products
      ---------------------
      and Retail Marketing
      ---------------------

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                            WORK ORDER
                    (Systems Services - Tools)
                                to
                             Amendment
                              to the
                        Services Agreement
===================================================================

Description of Project:
----------------------

In connection with the Sears catalog offerings Ascendant Solutions shall process and manage Sears Power and Hand Tools catalog from the integrated order system ("System"). Such activity shall include but not be limited to, receiving and responding to all product orders, processing and shipping all customer orders, pending back-order, complaint notifications, United Parcel Service tracking and tracing, internal Sears customer service assistance, handling of drop ship vendor issues. Ascendant Solutions will be responsible for the following Services, without limitation: processing catalog orders by accessing the System, answer Customer service questions. Sears will install, maintain and pay all fees connected with data communications required in the provision of Services.

Systems Services (Tools):
------------------------

Ascendant Solutions shall perform the following Services:

     a. Hire and train personnel and staff facilities as necessary to achieve the Performance Standards;

     b. Install the fully tested operational Licensed Software System and operate hardware that will achieve the Performance Standards. Provide systems and programmer support to achieve Project requirements. Obtain and maintain access to all computer equipment, computer software and related supplies necessary to
(i) input and process all information relating to the System and the (ii) warehoused products required to fulfill Customer Orders;

     c. Maintain all communication systems and related equipment necessary to maintain the System as provided in this Agreement though the use of Voice and Data Lines provided by Ascendant Solutions and through IBM Global Services, or such other supplier approved by Sears in connection with the performance of Services under this Agreement;

     d. Maintain all communication systems that establish warehousing and fulfillment service functions, including but not limited to the ability to (i) receive and respond to all product orders, mail and electronic inquiries relating to Customer Order status, and other general service issues, (ii) process and ship customer orders, and (iii) investigate and resolve shipping inquiries and complaint notifications as required by SWB;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission

     e. Maintain complete and accurate records of (i) all orders, fulfillment schedules, and other inquires received, (ii) all Customer Orders received and the status of such Customer Orders, and (iii) all Customer service inquiries received and the status of such inquiries;

     f. Receive and communicate fulfillment orders for direct shipment of Product by Vendors/Suppliers on behalf of Sears;

     g. Verify direct Vendor/Supplier shipped orders and quantity of Product received reconciles with the quantity indicated on the bill of lading or other shipping document(s), and promptly notify Sears and the pertinent carrier and supplier of any shortages or overages of any Products, and match receiving quantities to purchase orders;

     h.   Track data and develop reports for Product for damage;

     i.   Track data for damaged or excess Product;

     j. Provide Sears, on at least a weekly basis, with a report of all damaged or otherwise non-saleable Products in Ascendant Solutions' possession, including a specification of those Products that can and cannot be shipped. Sears will promptly review the report and direct Ascendant Solutions as to disposition of such Products;

     k. Promptly report to Sears receipt of the Products and forward to Sears any necessary documentation of such receipt by Ascendant Solutions;

     l. Provide catalog order processing from order entry through fulfillment interfaces and Drop Shippers, including but not limited to processing credit authorization and settlement, inventory management, forecasting, transaction history, sales tax reporting, sales reporting interfaces and exception handling;

     m. Obtain and maintain all computer equipment, computer software and related supplies necessary to (i) receive electronic transfers of Customer Orders and Licensed Software and
(ii) organize, process and fulfill such Customer Orders on a timely basis;

     n. Receive, organize, and process all electronic transfers of Customer Orders transmitted through the System;

     o. Provide a weekly service level report which assesses performance during the previous calendar week and month against the service level objectives;

     p. Promptly investigating and correcting failures to meet the service level objectives by: (a) initiating problem investigations to identify root causes of failures; (b) promptly reporting problems to Sears that reasonably could be expected to have a material adverse effect on catalog; (c) making written recommendations to Sears for improvement in procedures; and (d) attempting to identify root causes, correct problems and minimize recurrences of missed service level objectives for which Ascendant Solutions is responsible;

     q. Promptly forward to Sears all necessary shipping documents, including such documents detailing;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     r. Provide inventory management reports and transmit via the data lines a report to Sears of such inventory, designated by item and stock-keeping unit number;

     s.   Maintain complete and accurate records of shipped
Products received from, or returned by Sears' direct
Vendors/Suppliers, shipped to Customers pursuant to Customer
Orders, or returned by Customers;

     t. Provide daily and monthly accounting and operational reports from the Licensed Software, generate periodic reports of Product orders received and shipped in the fulfillment services inventory in accordance with the Sears Standards;

     u.   Provide Sears with copies of the Ascendant Solutions
Quality Control Reports based on the Service Level Performance
Standards.

Training:
--------

Ascendant Solutions shall be responsible for all training of Ascendant Solutions associates relating to System support functions in addition to order and fulfillment shipping reports and procedures.

Start Date:
----------

Continuing

Hours of Operation:
------------------

Ascendant Solutions will schedule Staff to support the Systems operation and maintenance twenty-four hours, seven days a week, unless the Parties mutually agree otherwise in a Change
Authorization or new Work Order.

Reports and Delivery Dates:
--------------------------

Every day that Services are provided, Ascendant Solutions, at no charge to Sears, will provide Sears with existing reports transmitted to RMDS.

Status Meetings:
---------------

Ascendant Solutions/Sears status meetings shall be held at least monthly (via telephone conference or in person) to evaluate the effectiveness of the Services, the Sears System, and customer satisfaction. Sears shall meet with suppliers to resolve open issues.

Key Personnel:
-------------

Program Management - Ascendant Solutions will continue to provide an associate to serve as program manager with primary responsibility of overseeing and managing Ascendant Solutions performance and required Services.

Ascendant Solutions:

The System is subject to the fully paid Ascendant Solutions software licenses and the Sears/IBM data line connections and maintenance agreements. Ascendant Solutions shall provide access to the System for purpose

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



of providing Services through the Software Licenses. Ascendant
Solutions shall be directly responsible for notification to Sears or IBM Global Services in the event of connectivity or System malfunctions.

Workstations:
------------

Ascendant Solutions will provide all equipment and tools required by Ascendant Solutions personnel.

Communications Facilities:
-------------------------

Ascendant Solutions will facilitate all connectivity requirements
(e.g., Data lines) to the Ascendant Solutions -designated site from which Services are provided.

Remote Monitoring:
-----------------

Sears may monitor data transmissions between Ascendant Solutions and Ascendant Solutions, from a remote Sears location. Sears agrees that it will comply with all applicable laws and regulations and will perform all requirements in connection with call monitoring.

Location(s) where Services will be provided:
-------------------------------------------

Dallas, Texas



                    [Signature page to follow]

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission

This Project is subject to all the terms and conditions set forth in the Service Agreement between the Parties effective as of September 7, 2000.


SEARS                              ASCENDANT SOLUTIONS
-----                              -------------------

Sears, Roebuck and Company         ASD Systems, Inc. d/b/a
                                   Ascendant Solutions



By:    /s/ Kristine K. Crow       By:   /s/ David E. Bowe
       ----------------------          ----------------------------
Name:  Kristine K. Crow           Name:     David E. Bowe
      -----------------------          ---------------------------
Title: Vice President             Title:    Chief Executive Officer
       ----------------------             ---------------------------
       Relationship Products
       ----------------------
       and Retail Marketing
       ----------------------
                               -16-

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                            WORK ORDER
          (Systems Services - Wishbook) and Wishbook.com
                                to
                             Amendment
                     to the Services Agreement
================================================================



Description of Project:

In connection with the Wishbook Catalog offerings Ascendant Solutions shall process and manage Wishbook Catalog and Internet transactions from the Lynx integrated order system ("System").
Such systems capabilities will include but not limited to catalog order processing from order entry through order fulfillment with both DART and Drop Shippers; including credit card authorization and settlement, inventory management, transaction history, sale tax reporting, daily and monthly accounting and operational reporting, systems and application support to achieve service level agreements, processing all customer orders, pending back-orders, United Parcel Service tracking and tracing, internal SWB customer service assistance, handling of drop ship vendor issues. Ascendant Solutions will be responsible for the following Services, without limitation: processing catalog orders by accessing the System, answering Customer service questions, and providing Internet navigation information. SWB will install, maintain, and pay all fees connected with data communications required in the provision of Services.

Systems Services (Wishbook) and Wishbook.com:

Ascendant Solutions shall perform the following services:

          (a) Hire and train personnel and staff facilities as necessary to achieve the Performance Standards;

          (b) Install the fully tested operational Licensed Software and System and operate hardware that will achieve the Performance Standards. Provide systems and programmer support to achieve Project requirements. Obtain and maintain access to all computer equipment and computer software; (including the licensed software and the UPP software) and related supplies necessary to (i) input and process all information relating to integrated customer order system and the (ii) warehoused products required to fulfill customer orders;

          (c) Maintain all communication systems and related equipment necessary to maintain the System as provided in this Agreement through the use of AT&T ISP voice and data lines and the SWB IBM Global Services, or such other supplier approved by SWB in connection with the performance of Services under this Agreement;

          (d) Maintain all communication systems that establish warehousing and fulfillment service functions, including but not limited to the ability to (i) receive and respond to all product orders, mail and electronic inquiries relating to Customer Order status, and other general service

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




     issues, (ii) process and ship customer orders, and
     (iii) investigate and resolve shipping inquiries and complaint notifications as required by SWB;

          (e) Maintain complete and accurate records of (i) all orders, fulfillment schedules, and other inquires received,
     (ii) all Customer Orders received and the status of such Customer Orders, and (iii) all Customer service inquiries received and the status of such inquiries;

          (f) Receive and communicate fulfillment orders for direct shipment of Product by Vendors/Suppliers on behalf of SWB;

          (g)  Track data for damaged or excess Product;

          (h) Via transmission from the UPP Software to the Licensed Software, promptly report to SWB receipt of the Products and forward to SWB any necessary documentation of such receipt by ASD;

          (i)  Host and support Wishbook.com;

               *   Wishbook.com Functionality (as of 9/13)
               * Provide customer registration and check-out processes
               *   Process customer orders and integrate
                   backend customer fulfillment
               *   Maintain search by category function
               *   Provide customer ability to check order
                   status online
               *   Create and maintain wish lists data base
               *   Email order related information to
                   customer
               *   Maintain active links between website
                   pages, and to and from sears.com
               * Maintain item inventory availability and pricing information
               * Provide catalog request and order by item capability
               *   Maintain sears online security standards
               * Maintain wishbook.com item databases and images as required

          (j) Provide catalog and Wishbook.com order processing from order entry through fulfillment interfaces with the designated Telemarketers, Fulfillment Services and Drop Shippers, including but not limited to processing credit authorization and settlement, inventory management, forecasting, transaction history, sales tax reporting, sales reporting interfaces and exception handling;

          (k) Obtain and maintain all computer equipment, computer software (including the UPP Software link) and related supplies necessary to (i) receive electronic transfers of Customer Orders from SWB telemarketers through the data lines and Licensed Software and (ii) organize, process and fulfill such Customer Orders on a timely basis;

          (l) Receive, organize, and process all electronic transfers of Customer Orders transmitted through the System from SWB's telemarketers to SWB's fulfillment services;

          (m) Provide a weekly Service Level Report which assesses our performance during the previous calendar week and month against the service level objectives;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



          (n) Promptly investigating and correcting failures to meet the service level objectives by: (a) initiating problem investigations to identify root causes of failures; (b) promptly reporting problems to SWB that reasonably could be expected to have a material adverse effect on the catalog and/or Wishbook.com; (c) making written recommendations to Sears for improvement in procedures; and (d) attempting to identify root causes, correct problems and minimize recurrences of missed service level objectives for which Ascendant Solutions is responsible;

          (o) Promptly forward to SWB all shipping documents, including such documents detailing billing;

          (p) Provide inventory management reports and transmit via the Data Lines a report to SWB of such inventory, designated by item and stock-keeping unit number;

          (q)  Maintain complete and accurate records of shipped
     Products received from, or returned by SWB's direct
     Vendors/Suppliers, shipped to Customers pursuant to Customer
     Orders, or returned by Customers;

          (r) Continue to provide daily and monthly accounting and operational reports via transmission from the UPP Software to the Licensed Software, generate periodic reports of Product orders received, shipped and in the fulfillment services inventory in accordance with the SWB Standards;

          (s)  Provide SWB with copies of the Ascendant Solutions
     Quality Control Reports based on the Service Level Performance
     Standards.

Training:
--------

Ascendant Solutions shall be responsible for all training of Ascendant Solutions associates relating to System support functions in addition to order and fulfillment shipping reports and procedures. Ascendant Solutions shall train, certain designated Sears personnel with the intent that said personnel can train other Sears personnel specifically related to the System, as required by SWB's designated Telemarketers and Fulfillment Service Providers in the performance of their duties under any third party agreements with SWB.

Start Date:
----------

Continuing.

Hours of Operation:
------------------

Ascendant Solutions will schedule Staff to support the Systems operation and maintenance twenty-four hours, seven days a week, unless the Parties mutually agree otherwise in a Change
Authorization or new Work Order.

Reports and Delivery Dates:
--------------------------

Every day that Services are provided, Ascendant Solutions, at no charge to SWB, will provide SWB with standard reports currently transmitted to RMDS.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



Status Meetings:
---------------

Ascendant Solutions/SWB status meetings shall be held at least monthly (via telephone conference or in person) to evaluate the effectiveness of the Services, the SWB System, and customer satisfaction. SWB shall meet with suppliers to resolve open issues.

Key Personnel:
-------------

Program Management - Ascendant Solutions will continue to provide an associate to serve as program manager with primary responsibility of overseeing and managing Ascendant Solutions performance and required Services.

Third Party Software Requirements:
---------------------------------

The System operation is subject to fully paid Ascendant Solutions software licenses, the Sears/IBM data line connections and maintenance agreement, and the Ascendant Solutions ISP agreement. Ascendant Solutions shall provide access to the System for purpose of providing Services through the Software Licenses as well as the Dart UPP software integration. Ascendant Solutions shall be directly responsible for notification to SWB or IBM Global Services in the event of connectivity or System malfunctions.

Communication Facilities:
------------------------

Ascendant Solutions will facilitate all connectivity requirements
(e.g., Data lines) to the Ascendant Solutions-designated site from which Services are provided.

Location(s) where Services will be provided:
-------------------------------------------

Services shall be performed in the following locations:
Ascendant Solutions Dallas, DART (Chicago, IL), ACS (Gray, TN and
Ashville, NC).


                     [Signature Page Follows]

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission





SEARS                              ASCENDANT SOLUTIONS
-----                              -------------------

Sears Wishbook, Inc.               ASD Systems, Inc. d/b/a
                                   Ascendant Solutions



By:  /s/David H. Shepherd     By:  /s/David E. Bowe
     --------------------         ---------------------------
Name: David H. Shepherd       Name:     David E. Bowe
      -------------------          --------------------------
Title: President and CEO      Title: Chief Executive Officer
      -------------------            ------------------------
     Sears Wishbook, Inc.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                            WORK ORDER
                                to
                             Amendment
                   to Define Transition Services
=============================================================

"Transition Services" shall be defined to mean the following:

* Equipment and property preparation and shipping

* Data related to:
     Customers
     Order status
     Inventory availability
     Billing

     Miscellaneous
     Electronic Files
     Downloads
     Hard copies
     Shipping
     Technical Assistance

Physical inventory
     On-hand inventory (physical inventory vs. computer inventory)

 Financial Records
     Sales tax
     Accounting
     Billing
     Inventory
     Misc

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



Transition Assistance
     Access to facilities
     Third party interfaces
     Technical support

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


                     Service Level Agreements
                             Amendment
                              to the
                        Services Agreement
 ================================================================

                     Service Level Agreements

Call Center Services:
--------------------

Sears shall advise Ascendant Solutions monthly, in good faith, of the number of contacts that Ascendant Solutions should expect to receive for each day during the month (the "Forecasts"). Forecasts shall include information concerning (i) anticipated volume of orders, (ii) product shipments, (iii) customer service or other calls, (iv) any material promotions, (v) timing of catalog drops, and (vi) such other information reasonably agreed to between the parties. At least fourteen (14) days prior to any day contained in the Forecasts, Sears has the ability to provide Ascendant Solutions with a finalized forecast, which may not thereafter be changed (the "Locked-in Forecasts"). If the Locked-in Forecasts are not timely provided to Ascendant Solutions, the Forecasts shall govern. Further, if Forecasts are not timely provided to ascendant Solutions, the Locked-in Forecasts (or the Forecasts, as applicable) last provided to Ascendant Solutions shall govern. Notwithstanding the foregoing, Sears may adjust the Locked-in Forecasts by up to ten percent (10%) up to seventy-two (72) hours prior to any day by written notice to Ascendant Solutions.



Performance Standard  Applicability  Method of Measurement

2% Abandon Rate -     Tools          Reported Daily: Ascendant
Percentage of                        Solutions Scorecard based
inbound Customer                     on ACD Call Report
disconnects after
waiting in twenty                    This Performance Standard
second hold queue.                   will be measured over a
                                     calendar week (herein the
                                     "Measurement Period")
                                      ------------------

                                     Abandon Rate is calculated
                                     by percentage of inbound
                                     Customer disconnects after
                                     waiting in twenty second
                                     hold queue divided by the
                                     total number of calls
                                     received, excluding any day
                                     in which an Impact Event
                                     (as defined below) occurs.

                                       Operation is 7X24



Service Level Calls   Tools              Reported Daily:
answered - 90% of                     Statistics Report based
calls answered
within 20
                          -24-

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                                     on ACD Call Report.

                                          This Performance
seconds. 90 percent                  Standard will be measured
of Telephone                         over a calendar week
Contacts to a TSR                    (herein the "Measurement
within twenty (20)                   Period").    -----------
seconds after a call                 ------
is first answered.
                                          Service level is
                                     reported to SWB using
                                     Ascendant Solutions' ACD
                                     report.

                                     Service level is calculated
                                     by taking all calls
                                     answered by a TSR within
                                     twenty (20) seconds of
                                     being received by Ascendant
                                     Solutions' ACD divided by
                                     the total number of calls
                                     answered during the
                                     Measurement Period,
                                     excluding calls answered
                                     during days in which an
                                     Impact Event (as defined
                                     below) occurs.

                                          Operation is 7X24



Impact Event          Tools            Events subject to Force
                                       Majeure.

                                       Total daily Contacts
                                       greater than ten percent
                                       of the Locked-In
                                       Forecasts for such day.



     Default     Tools        Continual failure To meet 95% of
                              performance standards with no plan
                              for or progress towards correction,
                              SWB shall have the right to terminate
                              this agreement for cause.


                                        Fulfillment Center Services

Performance Standard    Applicability   Method of Measurement

97% Orders Shipped in     Tools         Reported Weekly:
24 Hours and 100%                       Statistics Report based on
Orders Shipped in 48                    Ascendant Solutions Scorecard
Hours - Percentage of                   Report
Customer orders
received and shipped                    This Performance Standard
within x hours of order             will be measured over a
receipt.                            calendar week (herein the
                                    "Measurement Period")
                                    -------------------

                                        Orders to Shipping in x
                                    Hours is calculated by orders
                                    shipped within x hours of
                                    receipt divided by credit
                                    approved orders received.
                                    Order Available to Ship
                                    excludes

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                                    pending credit, back order,
                                    and pending money orders
                                    currently reported on
                                    Ascendant Solutions Scorecard
                                    Report and daily shipping
                                    exception reports.

                                        Shipping Days are defined
                                    as Monday-Friday excluding
                                    Thanksgiving Day, Christmas
                                    Day and New Years Day.  I.e.
                                    Order received on Friday at
                                    1:00 p.m. must ship by 1:00
                                    p.m. Monday to meet the
                                    performance standard as
                                    defined.



Pick & Pack Accuracy -  Tools           Reported Weekly: Pick &
99% Order Picking                   Pack Accuracy will be added to
Accuracy.                           Ascendant Solutions Scorecard
                                    Report.

                                        This Performance Standard
                                    will be measured over a
                                    calendar week (herein the
                                    "Measurement Period").
                                     ------------------

                                        Pick & Pack Accuracy is
                                    calculated based on the number
                                    of missing or incorrect items
                                    shipped (reported to Call
                                    Center or indicated as Return
                                    reason) divided by the total
                                    number of items shipped.



Receiving: Dock to      Tools           Reported Weekly:
Stock - 99% of products             Receiving - Dock to Stock will
received, inspected and             be added to Ascendant
put away within 24                  Solutions Scorecard Report
hours.
                                        This Performance Standard
100% within 48 hours                will be measured over a
                                    calendar week (herein the
                                    "Measurement Period").
                                    ------------------

                                        Receiving: Dock to Stock
                                    is calculated based on
                                    Receiving Time Stamp
                                    indicating items received and
                                    Put Away Time Stamp indicating
                                    items stored in bulk storage
                                    or pick lanes as appropriate
                                    and available for sale.

                                        Processing Days are
                                    defined as Monday-Friday.
                                    Products received Friday may
                                    be processed Monday.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission





                        Tools           Reported Weekly: Returns
                                   will be added to Ascendant
                                   Solutions Scorecard Report
Returns - 99% of
products received,                      This Performance Standard
inspected, Customer                will be measured over a
adjustment processed,              calendar week (herein the
and resalable items not            "Measurement Period").
requiring special                   ------------------
handling restocked in
48 hours of receipt.                    Returns percentage is
                                   calculated based on  the
100% restocked in 72               number of Returns processed
hours                              within 48 hours divided by the
                                   number Returns received within
                                   48 hours.

                                        Processing Days are
                                   defined as Monday-Friday.
                                   Returns received Friday may be
                                   processed Monday/Tuesday.



Replenishment -         Tools           Reported Daily:
Maintain a 92% Initial             Replenishment will be added to
Fill Rate and 7 Annual             Ascendant Solutions Scorecard
Inventory Turns.                   Report

                                        This Performance Standard
                                   will be measured over a
                                   calendar week (herein the
                                   "Measurement Period").
                                    ------------------





                                        Initial Fill Rate is
                                   calculated using Initial
                                   Orders Filled divided by Total
                                   Orders

                                    as reported on the Gross
                                   Sales Summary daily.

                                        Annual Inventory Turns is
                                   calculated using  rolling
                                   prior twelve (12) month period
                                   to calculate an annual run
                                   rate.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     Default            Tools    Continual failure To
                                 meet 95% of performance standards
                                 with no plan for or progress towards
                                 correction, SWB shall have the right
                                 to terminate this agreement for
                                 cause.

                                      Systems Services

Credit Authorization -  Tools         Reported Weekly: Credit
99% of  Orders received               Authorization will be added
submitted to Sears for  Wishbook      to Ascendant Solutions
credit authorization                  Scorecard Report
within 24 hours.
                                      This Performance Standard
100% submitted to Sears               will be measured over a
for credit                            calendar week (herein the
authorization within 48               "Measurement Period").
hours.                                 -------------------

                                      Credit Authorizations will
                                      be calculated by dividing
                                      requests available to
                                      process by requests
                                      received.

                                      Processing Days are defined
                                      as Monday-Sunday.

Authorized Orders to    Tools            Reported Weekly: Drop
Drop Ship Vendor(s)                 Ship Orders will be added to
Daily - 99% of Orders   Wishbook    Ascendant Solutions Scorecard
credit authorized by                Report
Sears to Drop Ship
Vendor(s) within 24                      This Performance Standard
hours.                              will be measured over a
                                    calendar week (herein the
100% of Orders credit               "Measurement Period").
authorized by Sears to               ------------------
Drop Ship Vendor(s)
within 48 hours                          Orders to Drop Ship
                                    Vendors will be calculated by
                                    dividing Drop Shop Authorized
                                    Orders processed by Total Drop
                                    Ship Authorized Orders.

                                         Processing Days are
                                    defined as Monday-Sunday.



Shipped Orders Settled  Tools            Reported Weekly: Settled
Daily - 99% of Orders               Orders will be added to
shipped settled within  Wishbook    Ascendant Solutions Scorecard
24 hours.                           Report

100% of Orders shipped                   This Performance Standard
settled within 48 hours             will be measured over a
                                    calendar week (herein the
                                    "Measurement Period").
                                     ------------------

                                         Percent Settled Orders
                                    will be calculated by dividing
                                    number of Orders

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission
                                     settled by Total Orders
                                    shipped.

                                         Processing Days are
                                    defined as Monday-Sunday.



Return Credits to       Tools            Reported Weekly: Return
Customers - 99% of                  Credits Processed will be
Return Credits          Wishbook    added to Ascendant Solutions
processed within 24                 Scorecard Report
hours.
                                         This Performance Standard
100% of Return Credits              will be measured over a
processed within 48                 calendar week (herein the
hours                               "Measurement Period").
                                     ------------------

                                         Percent Returns Processed
                                    will be calculated by dividing
                                    Returns Processed by Total
                                    Returns received.

                                         Processing Days are
                                    defined as Monday-Friday.
                                    Returns received Friday may be
                                    processed Monday.



Reports Processed Daily   Tools          Reported Weekly: Reports
- Reports Correct and               Processed Daily is currently
Available by 8:00 a.m.  Wishbook    reported on the Ascendant
CST via Ascendant                   Solutions Scorecard Report
Solutions Website.
                                         This Performance Standard
Reports processed daily             will be measured over a
and files provided to               calendar week (herein the
Sears RMDS by 8:00 a.m.             "Measurement Period").
CST.                                     ------------------

                                         Percent Reports Processed
                                    Daily will be calculated by
                                    dividing Reports Processed by
                                    correctly and available by
                                    8:00 a.m. CST by Total Reports
                                    produced.

                                         Processing Days are
                                    defined as Monday-Sunday.

     Default Tools/Wishbook Continual failure To meet 95% of performance standards with no plan for or progress towards correction, SWB shall have the right to terminate this agreement for cause.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                               TABLE
                               -----

              WISHBOOK.COM STANDARDS OF MEASUREMENTS
              --------------------------------------


Performance Area       Standard             How To Measure
-------------          ------               ------------

Wishbook.com System    99.5%                Available Hours
Availability                                divided by (total
                                            hours less Excused
                                            Downtime)
                                            System availability
                                            from Ascendant
                                            Solutions Router
                                            where AT&T circuit
                                            terminates to
                                            wishbook.com servers
                                            (includes system,
                                            internal network,
                                            forwall)
Availability of        98%                  Integration to back-
Wishbook application                        end system
components

Web orders balanced    98% daily            All order posted -
by day to Gross Sales  100% over time       same day
Summary report                              All orders posted
                                            within time
Average page download time    TBD*         Keynote Consumer 40
(dial up and T1)

Successful page retrievals     TBD*        Keynote Consumer 40
(dial up and T1)

* Mutually agreeable standard between the parties based on the work still to be completed by Navigator to maximize the performance of the current configuration, and any written agreement between the parties to take necessary steps to reduce or improve load times and page retrievals.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                               TABLE
                               -----
                             continued
                             ---------

SERVICE LEVEL OBJECTIVES         PERFORMANCE STANDARDS

Help Desk Service Levels         Measurement

Service Level failures shall
require a written plan
satisfactory to SWB that
details ASD steps to ensure
future compliance.
                                 Service Level - no more than
                                 four per month.
* Availability - number of
  occurrences over five minutes
  (following initiation of the
  first call attempt) to reach
  a live person                  Service Level - no more than
                                 one per month.

* Notification - number of
  occurrences over 15 minutes
  to notify the designated ASD
  System Support Engineer, via
  telephone (or hearing a
  message if no answer) and/or   Service Level is no more than
  pager, following receipt and   three occurrences per month.
  logging of a system problem
  report

* Initial Contact with Problem
  Originator  Number of
  occurrences over one hour for
  designated System Support
  Engineer to contact the        Service Level - shall be no
  originator or if the           more than one occurrence per
  originator is not a Customer   month.
  employee, the engineer will
  begin calling and/or paging
  the SWB listed contacts until
  a Customer employee is
  reached and apprised of the
  problem.

* Time Before Escalation -
  Number of occurrences over
  two hours for System Support
  Engineer to escalate
  unresolved problems to the
  appropriate technical support
  group and/or
  hardware/software
  manufacturer technical
  support.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission







SERVICE LEVEL OBJECTIVES AND PERFORMANCE STANDARDS DEFINITIONS
--------------------------------------------------------------


Term                             Definition
----                             ----------

Availability                     The percentage of time measured
                                 as follows:

                                 Availability %= (scheduled time-
                                 unexcused downtime)
                                 100/scheduled time

                                 Unit of measure is minutes
Excused Downtime                 Of the scheduled minutes, the
                                 aggregate number of minutes in
                                 any month during which service
                                 is unavailable due to any
                                 applicable scheduled outages
Schedule Time                    The total number of minutes
                                 over which a Service Level
                                 Objective is measured (e.g.
                                 440,640 minutes in a 31 day
                                 month).  Scheduled time is
                                 calculated on a 60x24x7x365(6)
                                 basis.
Scheduled Outage                 Of the scheduled minutes, the
                                 aggregate number of minutes in
                                 any month during which the
                                 system is scheduled to be
                                 unavailable due to such things
                                 as emergency maintenance,
                                 emergency upgrades, etc.
                                 Scheduled outages are mutually
                                 agreed upon.
Unexcused Downtime               The time that the system is
                                 unavailable during the
                                 scheduled hours that is not
                                 excused downtime.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                  Time Rates for Special Services
                      as of September 8, 2000


Service description               Standard Rate
Call Center Agent                 (*)[XXXXX]/hour
Data Admin.                       (*)[XXXXX]/hour
Warehouse Labor                   (*)[XXXXX]/hour
Network Engineer                  (*)[XXXXX]/hour
Application Developer             (*)[XXXXX]/hour
Senior Application Developer      (*)[XXXXX]/hour
Systems Architect                 (*)[XXXXX]/hour
Implementation/Project Manager    (*)[XXXXX]/hour


Additional Time and Materials Charges:

     1. Time and Materials Rates for Travel Expenses: Sears will pay Ascendant Solutions for all reasonable travel, lodging and subsistence expenses incurred by Ascendant Solutions' personnel while traveling pursuant to the Agreements or this Amendment provided they adhere to Sears' travel policy. Sears is responsible for all travel, lodging and subsistence expenses of Sears' own employees.

     2. Reasonable Travel Time: Reasonable travel time incurred by Ascendant Solutions personnel pursuant to this Agreement to and from Sears' work site will be invoiced at such person's standard hourly rate.

     3.   Time and Materials Rates for Out-Of-Pocket Expenses:
Sears will reimburse Ascendant Solutions for all expenses reasonably incurred for tapes, fax, forms and similar supplies, telephone, freight, and photocopies, together with any expenses incurred for special handing or Special Services requested by Sears.


Special Services include, but are not limited to:

    Creation of client specific documentation

    Application modifications and/or enhancements (new features/functions)

    Software development

    Configuration changes (setup and testing of existing features/functions not currently in use).

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


    Network changes (Call Center moves, configuration and
     implementation of new e-commerce servers).
    Custom report development & generation
    Physical inventory other than contractual annual inventory
    Technology/Solutions evaluations, such as, evaluating and
     recommending a wishbook.com fail-over proposal.
    Project Management
    Migration Services
    Product/Technology research

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                           ATTACHMENT B


"Agreements" as used in the letter from Kristine K. Crow to David
E. Bowe dated September 14, 2000, means the following:

  1. Agreement between Sears, Roebuck and Company ("Sears Roebuck") and Ascendant Solutions dated January 4, 1995, and subsequently amended on June 11, 1998, and April 9, 1999, including all exhibits thereto;

  2.   Software License Agreement between Sears, Roebuck and
       Ascendant Solutions last dated October 10, 1995;

  3.   Security Agreement between Sears, Roebuck and Ascendant
       Solutions executed contemporaneously with the agreement identified in paragraph 1 of this attachment;

  4. The course of conduct between the parties to the agreements identified in paragraphs 1 through 3 hereof;

  5. Agreements between Sears Wishbook, Inc. ("SWB") and Ascendant Solutions dated August 16, 1996, and subsequently amended
       September 15, 1997, December 14, 1998, and July 2, 1999, including all Exhibits thereto;

  6. The course of conduct between the parties to the agreements identified in paragraph above.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission







                   THREE-PARTY ESCROW AGREEMENT


                              BETWEEN

      ASD SYSTEMS, INC., d/b/a ASCENDANT SLOUTIONS, PRODUCER,
                             FORT KNOX,
  SEARS, ROEBUCK AND COMPANY, AND SEARS WISHBOOK, INC., LICENSEE

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission




                   Software Escrow Agreement

     This Escrow Agreement ("Agreement") is made as of September 15, 2000, by and between ASD Systems, Inc., d/b/a Ascendant Solutions, Inc. ("Producer"), Fort Knox Escrow Services, Inc. ("Fort Knox") and Sears, Roebuck and Company and Sears Wishbook, Inc. (Licensee").


     Preliminary Statement. Producer intends to deliver to Fort Knox a sealed package containing magnetic tapes, disks, disk packs, or other forms of media, in machine readable form, and the written documentation prepared in connection therewith, and any subsequent updates or changes thereto (the "Deposit Materials") for the computer software products (the "System(s)"), all as identified from time to time on Exhibit B hereto. Producer desires Fort Knox to hold the Deposit Materials, and, upon certain events, deliver the Deposit Materials (or a copy thereof) to Licensee, in accordance with the terms hereof.

     Now, therefore, in consideration of the foregoing, of the mutual promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Delivery by Producer. Producer shall be solely responsible for delivering to Fort Knox the Deposit Materials as soon as practicable. Fort Knox shall hold the Deposit Materials in accordance with the terms hereof and shall have no obligation to verify the completeness or accuracy of the Deposit Materials.

     2.   Duplication; Updates.

     (a) Fort Knox may duplicate the Deposit Materials by any means in order to comply with the terms and provisions of this Agreement, provided that Licensee shall bear the expense of duplication. Alternatively, Fort Knox, by notice to Producer, may reasonably require Producer to promptly duplicate the Deposit Materials.

     (b) Producer shall deposit with Fort Knox any modifications, updates, new releases or documentation related to the Deposit Materials by delivering to Fort Knox an updated version of the Deposit Materials ("Additional Deposit") on a weekly basis after the modifications, updates, new releases and documentation have been developed by Producer. Fort Knox shall have no obligation to verify the accuracy or completeness of any Additional Deposit or to verify that any Additional Deposit is in fact a copy of the Deposit Materials or any modification, updates, or new release thereof.

     3. Notification of Deposits. Simultaneous with the delivery to Fort Knox of the Deposit Materials or any Additional Deposit, as the case may be, Producer shall deliver to Fort Knox and to Licensee a written statement specifically identifying all items deposited and stating that the Deposit Materials or any Additional Deposit, as the case may be, so deposited have been inspected by Producer and are complete and accurate. Fort Knox shall, within ten
(10) business days of receipt of any Deposit Materials, send notification to Producer and Licensee that it has received from Producer such Deposit Materials.

     4.   Delivery by Fort Knox

          4.1 Delivery by Fort Knox to Licensee. Fort Knox shall deliver the Deposit Materials, or a copy thereof, to Licensee only in the event that:

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     (a) Producer notifies Fort Knox to effect such delivery to Licensee at a specific address, the notification being accompanied by a check payable to Fort Knox in the amount of one hundred dollars ($100.00); or

     (b)  Fort Knox receives from Licensee:

                    (i)  written notification that Producer has
               failed in a material respect to support the applicable Systems as required by a license agreement ("License Agreement") between Licensee and Producer or that Producer has otherwise defaulted in a material respect under the License Agreement ("Producer Default");

                    (ii) evidence satisfactory to Fort Knox that
               Licensee has previously notified Producer of such Producer Default in writing;

                    (iii)     a written demand that the Deposit
               Materials be released and delivered to Licensee;

                    (iv) a written undertaking from the Licensee
               that the Deposit Materials being supplied to the Licensee will be used only as permitted under the terms of the License Agreement;

                    (v)  specific instructions from the Licensee
               for this delivery; and

                    (vi) an initial check payable to Fort Knox in
               the amount of one hundred dollars ($100.00).

     (c) If the provisions of paragraph 4.1(a) are satisfied, Fort Knox shall, within five (5) business days after receipt of the notification and check specified in paragraph 4.1(a), deliver the Deposit Materials in accordance with the applicable instructions.

     (d) If the provisions of paragraph 4.1(b) are met, Fort Knox shall, within five (5) business days after receipt of all the documents specified in paragraph 4.1(b), send to Producer a photostatic copy of all such documents. Producer shall have thirty
(30) days from the date on which Producer receives such documents ("Objection Period") to notify Fort Knox of its objection ("Objection Notice") to the release of the Deposit Materials to Licensee and to request that the issue of Licensee's entitlement to a copy of the Deposit Materials be submitted to arbitration in accordance with the following provisions:

                    (i) If Producer shall send an Objection Notice to Fort Knox during the Objection Period, the matter shall be submitted to, and settled by arbitration by, a panel of three (3) arbitrators chosen by the Atlanta Regional Office of the American Arbitration Association in accordance with the rules of the American Arbitration Association. The arbitrators shall apply Georgia law. At least one (1) arbitrator shall be reasonably familiar with the computer software industry. The decision of the arbitrators shall be binding and conclusive on all parties involved, and judgment upon their decision may be entered in a court of competent jurisdiction. All costs of the arbitration incurred by Fort Knox, including reasonable attorneys' fees and costs, shall be paid by the party which does not prevail in the arbitration; provided, however, if the arbitration is settled prior to a decision by the arbitrators, the Producer and Licensee shall each pay 50% of all such costs.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                    (ii) Producer may, at any time prior to the
               commencement of arbitration proceedings, notify Fort Knox that Producer has withdrawn the Objection
               Notice. Upon receipt of any such notice from Producer, Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 4.1(b)(v).

     (e) If, at the end of the Objection Period, Fort Knox has not received an Objection Notice from Producer, then Fort Knox shall reasonably promptly deliver the Deposit Materials to Licensee in accordance with the instructions specified in paragraph 4.1(b)(v). Both Producer and Licensee agree that Fort Knox shall not be required to deliver such Deposit Materials until all such fees then due Fort Knox have been paid.

          4.2 Delivery by Fort Knox to Producer. Fort Knox shall release and deliver the Deposit Materials to Producer upon termination of this Agreement in accordance with paragraph 7(a) hereof.

     5. Indemnity. Producer and Licensee shall, jointly and severally, indemnify and hold harmless Fort Knox and each of its directors, officers, agents, employees and stockholders ("Fort Knox Indemnities") absolutely and forever, from and against any and all claims, actions, damages, suits, liabilities, obligations, costs, fees, charges, and any other expenses whatsoever, including reasonable attorneys' fees and costs, that may be asserted against any Fort Knox Indemnitee in connection with this Agreement or the performance of Fort Knox or any Fort Knox Indemnitee hereunder.

     6.   Disputes and Interpleader.

     (a) Fort Knox may submit the matter to any court of competent jurisdiction in an interpleader or similar action other than a matter submitted to arbitration after Fort Knox's receipt of an Objection Notice under Section 4 and the parties under this Agreement submit the matter to such arbitration as described in
Section 4 of this Agreement. Any and all costs incurred by Fort Knox in connection therewith, including reasonable attorneys' fees and costs, shall be borne 50% by each of Producer and Licensee.

     (b) Fort Knox shall perform any acts ordered by any court of competent jurisdiction, without any liability or obligation to any party hereunder by reason of such act.

     7.   Term and Renewal.

     (a) The initial term of this Agreement shall be two (2) years, commencing on the date hereof (the "Initial Term"). This Agreement shall be automatically extended for an additional term of one year ("Additional Term") at the end of the Initial Term and at the end of each Additional Term hereunder unless, on or before ninety (90) days prior to the end of the Initial Term or an Additional Term, as the case may be, any party notifies the other parties that it wishes to terminate the Agreement at the end of such term.

     (b) In the event of termination of this Agreement in accordance with paragraph 7(a) hereof, Licensee shall pay all fees due Fort Knox and shall promptly notify Producer that this Agreement has been terminated and that Fort Knox shall return to Producer all copies of the Deposit Materials then in its possession.

     8. Fees. Producer and Licensee shall pay to Fort Knox the applicable fees in accordance with Exhibit A as compensation for Fort Knox's services under this Agreement. The first years fees are due upon receipt of the signed contract or Deposit Materials, whichever comes first, and shall be paid in U.S. Dollars.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


     (a) Payment. Fort Knox shall issue an invoice to Licensee following execution of this Agreement ("Initial Invoice"), on the commencement of any Additional Term hereunder, and in connection with the performance of any additional services hereunder. Payment is due upon receipt of invoice. All fees and charges are exclusive of, and Licensee is responsible for the payment of, all sales, use and like taxes. Fort Knox shall have no obligations under this Agreement until the Initial Invoice has been paid in full by Licensee.

     (b) Nonpayment. In the event of non-payment of any fees or charges invoiced by Fort Knox, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to the Licensee and, in such an event, the Licensee shall have the right to pay the unpaid fee within ten (10) days after receipt of notice from Fort Knox. If Licensee fails to pay in full all fees due during such ten (10) day period, Fort Knox shall give notice of non-payment of any fee due and payable hereunder to Producer and, in such event, Producer shall have the right to pay the unpaid fee within ten (10) days of receipt of such notice from Fort Knox. Upon payment of the unpaid fee by either the Producer or Licensee, as the case may be, this Agreement shall continue in full force and effect until the end of the applicable term. Failure to pay the unpaid fee under this paragraph 8(b) by both Producer and Licensee shall result in termination of this Agreement.

     9. Ownership of Deposit Materials. The parties recognize and acknowledge that ownership of the Deposit Materials shall remain with Producer at all times.

     10. Available Verification Services. Upon receipt of a written request from Licensee, Fort Knox and Licensee may enter into a separate agreement pursuant to which Fort Knox will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its relevance, completeness, currency, accuracy and functionality ("Technical Verification Agreement"). Upon written request from Producer, Fort Knox will issue to Producer a copy of any written technical verification report rendered in connection with such engagement. If Fort Knox and Licensee enter into such Technical Verification Agreement, Producer shall reasonably cooperate with Fort Knox by providing its facilities, computer systems, and technical and support personnel for technical verification whenever reasonably necessary. If requested by Licensee, Producer shall permit one employee of Licensee to be present at Producer's facility during any such verification of the Deposit Materials.

     11. Bankruptcy. Producer and Licensee acknowledge that this Agreement is an "agreement supplementary to" the License Agreement as provided in Section 365 (n) of Title 11, United States Code (the "Bankruptcy Code"). Producer acknowledges that if Producer as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code rejects the License Agreement or this Agreement, Licensee may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365 (n) of the Bankruptcy Code. Upon written request of Licensee to Producer or the Bankruptcy Trustee, Producer or such Bankruptcy Trustee shall not interfere with the rights of Licensee as provided in the License Agreement and this Agreement, including the right to obtain the Deposit Material from Fort Knox.

12.  Miscellaneous.

     (a) Remedies. Except for intentional misrepresentation, gross negligence or intentional misconduct, Fort Knox shall not be liable to Producer or to Licensee for any act, or failure to act, by Fort Knox in connection with this Agreement. Any liability of Fort Knox regardless of the cause shall be limited to the fees exchanged under this Agreement. Fort Knox will not be liable for special, indirect, incidental or consequential damages hereunder.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


     (b) Natural Degeneration; Updated Version. In addition, the parties acknowledge that as a result of the passage of time alone, the Deposit Materials are susceptible to loss of quality ("Natural Degeneration"). It is further acknowledged that Fort Knox shall have no liability or responsibility to any person or entity for any Natural Degeneration. For the purpose of reducing the risk of Natural Degeneration, Producer shall deliver to Fort Knox a new copy of the Deposit Materials at least once every three years.

     (c) Permitted Reliance and Abstention. Fort Knox may rely and shall be fully protected in acting or refraining from acting upon any notice or other document believed by Fort Knox in good faith to be genuine and to have been signed or presented by the proper person or entity. Fort Knox shall have no duties or responsibilities except those expressly set forth herein.

     (d) Independent Contractor. Fort Knox is an independent contractor, and is not an employee or agent of either the Producer or Licensee.

     (e) Amendments. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

     (f) Entire Agreement. This Agreement, including all exhibits hereto, supersedes all prior discussions, understandings and agreements between the parties with respect to the matters contained herein, and constitutes the entire agreement between the parties with respect to the matters contemplated herein. All exhibits attached hereto are by this reference made a part of this Agreement and are incorporated herein.

     (g) Counterparts; Governing Law. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Georgia.

     (h) Confidentiality. Fort Knox will hold and release the Deposit Materials only in accordance with the terms and conditions hereof, and will maintain the confidentiality of the Deposit
Materials.

     (i) Notices. All notices, requests, demands or other communications required or permitted to be given or made under this Agreement shall be in writing and shall be delivered by hand or by commercial overnight delivery service which provides for evidence of receipt, or mailed by certified mail, return receipt requested, postage prepaid. If delivered personally or by commercial overnight delivery service, the date on which the notice, request, instruction or document is delivered shall be the date on which delivery is deemed to be made, and if delivered by mail, the date on which such notice, request, instruction or document is received shall be the date on which delivery is deemed to be made. Any party may change its address for the purpose of this Agreement by notice in writing to the other parties as provided herein.

     (j) Survival. Paragraphs 5, 6, 8, 9 and 12 shall survive any termination of this Agreement.

     (k) No Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or single or partial exercise of any right, power or remedy by any party will preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



     IN WITNESS WHEREOF each of the parties has caused its duly authorized officer to execute this Agreement as of the date and year first above written.

Fort Knox Escrow Services, Inc.

          2100 Norcross Parkway
          Suite 150
          Norcross, Georgia 30071
          E-mail:  info@fortknoxescrow.com
          Phone: 1-800-875-5669
          Fax:   1-770-239-9201
          By:___________________ Title:_________________________

          Print Name:___________________________________________

Producer  ASD Systems, Inc., d/b/a Ascendant Solutions

          By: /s/ David Bowe
             --------------------       Title: President and CEO
          Print Name: David Bowe        Date:     9/15/00
                                             ----------------------
          Address: 3737 Grader Street, Suite 110
                   Garland, Texas 75041

          Phone:  214 348-7200      Fax: 214 343-2924
          E-mail:   ascendantsolutions.com

Licensee  Sears, Roebuck and Company

          By: /s/ Kristine K. Crow      Date:  9/15/00
              ----------------------         -----------
              Kristine K. Crow

          Title: Vice President, Relationship Products and Retail
                 Marketing

          Address: Sears, Roebuck and Company
          3333Beverly Road A4-185A
          Hoffman Estates, Illinois 60179

          Phone: 847 286-7184 Fax: 847 286-8536

          E-mail:   kcrow@sears.com

          Sears Wishbook, Inc.

          By: /s/ David H. Shepherd     Date: 9/15/00
             ----------------------           -----------
                 David H. Shepherd

          Title: President Sears Wishbook, Inc.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


          Address: Sears Wishbook, Inc.      Phone: 847 286-4045
          5407 Trillium Boulevard Suite 170  Fax: 847 286-5024
          Hoffman Estates, Illinois 60192    email: dsheph2@sears.com

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                           EXHIBIT A

FEE SCHEDULE

Fees to be paid by Licensee shall be as follows:


     Initialization fee (one time only)            $850
       ($ 765 for current clients)

     *Annual maintenance/storage fee              $ 900
      [] includes two Deposit Material updates
      [] includes one cubic foot of storage space

     *If party is outside continental U.S. additional $100

Additional Services Available:

      Additional Updates                         $ 150/Product
       (above two per year)

     Additional Storage Space                    $ 150/Cubic foot

     Payable by Licensee or Producer Only Upon Release Request:

     Due Only Upon Licensee's or Producer's
     Request for Release of Deposit Materials    $ 100/Product per
                                                 Licensee for initial
                                                 2 hrs. and $ 50/hour for
                                                 each additional hour

Fort Knox benefits its clients by offering extended services including: software testing & verification, media conversion, document capture & retrieval, image processing, high-speed laser printing, data conversion, information software and IT consultancy.

       Fees due in full, in US dollars, upon receipt of signed contract or deposit material, whichever comes first. Thereafter, fees shall be subject to their current pricing, provided that such prices shall not increase by more than 10% per year. The renewal date for this Agreement will occur on the anniversary of the first invoice.
       If other currency acceptance is necessary, please contact your Account Manager to make arrangements.

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                             EXHIBIT B


B1. Product Name: Lynx- Sears Tools, Lynx- Wishbook, and Wishbook. Com (Website) Version #:___________________________________________

Prepared and Confirmed by:_________________________________________

Title: ____________________________      Date:_____________________

Signature:_________________________________________________________

Type of deposit:
---------------

          ____ Initial Deposit
          ____ Update Deposit to replace current deposits
          ____ Other (please describe)________________________________

Items Deposited:
----------------

  Quantity  Media Type         Description of Material

A)   1     Tape   Lynx- Sears Tools, , and
B)   1     Tape   Lynx- Wishbook
C)   1     Tape   Wishbook. Com (Website)

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission





                       AMENDED AND RESTATED
                        SECURITY AGREEMENT

     THIS AMENDED AND RESTATED SECURITY AGREEMENT is entered into as of September 15, 2000, by and between ASD SYSTEMS, INC. d/b/a Ascendant Solutions, Inc., a Texas corporation (hereinafter called "ASD"), and SEARS, ROEBUCK AND CO. ("Sears Roebuck"), a New York corporation, and Sears Wishbook, Inc. ("SWB") (collectively, "Sears").

     WHEREAS, Sears Roebuck and Athletic Supply of Dallas, Inc. ("Athletic Supply") entered into an agreement dated as of January 4, 1995 as amended from time to time (herein the Agreement") whereby Sears Roebuck utilized Athletic Supply to provide receiving, warehousing and shipping services with respect to tools and health care items purchased by Sears Roebuck from third parties and shipped to Athletic Supply and in connection therewith Athletic Supply executed a Security Agreement securing its obligations under the Agreement (the "Prior Security Agreement"); and

     WHEREAS, various assets of Athletic Supply were ultimately transferred to ASD, including Athletic Supply's rights under the Agreement and the related documents, and ASD assumed obligations under the Agreement and the Prior Security Agreement; and

     WHERAS, ASD and Sears Roebuck are entering into an amendment of the Agreement (hereinafter all references to the Agreement shall refer to it as so amended and modified) and Sears Roebuck, SWB and ASD entered into a letter agreement of even date herewith (the "Letter Agreement") (herein the Agreement and the Letter Agreement are collectively referred to as the "Sears Agreements") and, in conjunction with the amendment and modification and the execution of the Letter Agreement, ASD is granting to Sears a security interest in the collateral described on Exhibit A, attached hereto and incorporated herein (hereinafter referred to as the "Collateral").

     WHEREAS, Sears owns the Collateral as indicated on Exhibit A and ASD acknowledges Sears's ownership of the Collateral; and

     WHEREAS, the Collateral is and will be located at or on the premises of ASD at 3737 Grader Street, Suite 110, Garland, Texas
75041, and at 10812 Alder Court, Dallas, Texas 75238, and possibly at other locations operated by ASD; and

     WHEREAS, ASD agrees that Sears may continue to store the Collateral on said premises of ASD pursuant to the Agreement until Sears gives ASD instructions to ship Collateral to Sears's customers or otherwise make the Collateral available to Sears; and

     WHEREAS, Sears and ASD desire to have this Amended and Restated Security Agreement secure Sears's ownership of the Collateral and all of ASD's obligations to Sears with respect to the Collateral under the Agreement;

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission


     NOW, THEREFORE, Sears Roebuck, SWB and ASD hereby agree as follows:

     1. ASD hereby grants to Sears a continuing security interest in the Collateral as indicated on Exhibit A and further ASD agrees that the security interest created pursuant to the Prior Security Agreement shall continue in the Collateral covered by the Prior Security Agreement to secure Sears Roebuck's ownership of the Collateral and the performance of all obligations of ASD to Sears under the Sears Agreements.

     2. The Collateral shall include the entire inventory of tools and health care goods purchased by Sears Roebuck from various manufacturers and suppliers, and which are shipped to ASD by or on behalf of Sears, whether now or hereafter located on the premises of ASD at 3737 Grader Street, Suite 110, Garland, Texas 75041, pursuant to the Sears Agreements, or at such other location to which such inventory may hereafter be shipped or removed, and all proceeds of such inventory.

     3. ASD shall ship the Collateral pursuant to instructions given by Sears Roebuck as provided in the Agreement. ASD agrees that the Sears Agreements shall apply to all facilities operated by ASD at which any Collateral is located.

     4. ASD shall at all times keep the Collateral physically separated and segregated from any property not owned by Sears Roebuck. ASD shall not allow any tags, labels, trademarks, or other Sears identification to be removed from the Collateral while in ASD's facility, unless authorized by Sears in writing for liquidation of any portion of the Collateral to a third party.

     5. ASD shall protect the Collateral against fire and other casualty, loss, damage, mysterious disappearance, and theft in accordance with the Sears Agreements.

     6. ASD shall not lend, rent, lease, or otherwise dispose of the Collateral or any interest therein, and ASD shall not grant any liens, encumbrances, or security interests in or on the Collateral, other than the security interest of Sears created hereunder. ASD shall sign and execute any and all financing statements and other documents necessary to protect the security interest of Sears under this Amended and Restated Security Agreement against the rights or interests of third persons. ASD shall at all times keep accurate and complete records of the Collateral and its proceeds.

     7. Misrepresentation or misstatement in connection with this transaction, or noncompliance with or nonperformance of any of ASD's obligations or agreements under this Amended and Restated Security Agreement and ASD's failure to cure same within thirty
(30) days after receiving written notice thereof from Sears, shall constitute a default. In addition, ASD shall be in default if bankruptcy or insolvency proceedings are instituted by or against ASD or if ASD makes any assignment for the benefit of creditors.
In the event of any default by ASD, Sears shall have all of the rights and remedies provided by the Uniform Commercial Code in effect in the State of Texas. In addition, Sears may require ASD to assemble the Collateral

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



and to make it available to Sears at a place Sears designates, and Sears may remedy or waive any default without waiving the default remedies or without waiving any other prior or subsequent default. ASD shall pay all expenses and reimburse Sears for any expenditures, including reasonable attorneys' fees and legal expense, in connection with Sears's exercise of any of its rights and remedies under this Paragraph.

     8. Sears may enter ASD's facility at any reasonable time to inspect the Collateral and ASD's books and records pertaining to the Collateral or its proceeds, or to take possession of the Collateral, and ASD shall assist Sears in making any such inspection or in taking such possession.

     9. ASD agrees and affirms that information supplied and statements made by ASD in any financial, credit, or accounting statement prior to or pursuant to this Security Agreement are or will be true and correct. ASD further agrees and affirms that it has not signed, filed, or consented to the filing of, any financing statement covering the Collateral or its proceeds in any public office in favor of anyone but Sears as provided herein; that, except for the security interest granted in this Security Agreement, ASD has not created or granted any lien, security interest or encumbrance adverse to Sears in or on the Collateral; that the Collateral will be held only at ASD's facility at 3737 Grader Street, Suite 110, Garland, Texas 75041, or at 10812 Alder Court, Dallas, Texas 75238; and that ASD will not remove the Collateral or allow the Collateral to be removed except pursuant to instructions from Sears.

     10. ASD shall have all of the rights and remedies before or after default provided in the Uniform Commercial Code in the State of Texas.

     11.  The terms "ASD" and "Sears," as used in this Security
Agreement, shall include the successors and permitted assigns of those parties.

     IN WITNESS WHEREOF, the parties have caused this Security
Agreement to be executed by their respective, duly-authorized officers as of the date first above stated.

     SEARS, ROEBUCK AND CO.   ASD SYSTEMS, INC. d/b/a Ascendant
                              Solutions

By:  /s/Kristine K. Crow      By:  /s/ David E. Bowe
     --------------------        -------------------------

Name: _________________________     Name:____________________________
Title:_________________________     Title:___________________________

     SEARS WISHBOOK, INC.

By:  /s/ David H. Shepherd
     -----------------------------

Name:     _________________________
Title:    _________________________

                                             CONFIDENTIAL TREATMENT
                                             ----------------------
                            (*)  Confidential Material Redacted and
                               Filed Separately with the Commission



                             EXHIBIT A

                                TO

                       AMENDED AND RESTATED
                        SECURITY AGREEMENT



     Collateral shall consist of the following:

1. All inventory of power tools, hand tools, healthcare goods, and other consumer goods shipped to ASD by, for, or on behalf of Sears, Roebuck and Co., and all proceeds thereof (owned by Sears Roebuck).

2. All computer hardware and servers paid for by Sears Wishbook, Inc., along with all software (including only systems operating software and not Lynx) software licenses and data files related thereto or used in connection therewith (owned by SWB).